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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 1997

                             QUARTERDECK CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                    0-19207             95-4320650
 (STATE OR OTHER JURISDICTION     (COMMISSION FILE       (IRS EMPLOYER
      OF INCORPORATION)                NUMBER)           IDENTIFICATION
                                                              NO.)

      13160 MINDANAO WAY                                     90292
      MARINA DEL REY, CA                                   (ZIP CODE)
    (ADDRESS OF PRINCIPAL
      EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 309-3700

                                      NONE
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.     OTHER EVENTS.

On April 3, 1997, Quarterdeck Corporation issued the press release attached hereto as Exhibit 20.1 which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits.

      The following exhibit is filed with this report on Form 8-K:


      Exhibit No.       Description

      20.1              Press Release of Quarterdeck Corporation dated April 3,
                        1997.



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                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 3, 1997
                             QUARTERDECK CORPORATION



                              By:
                                 ----------------------------------
                                    Frank R. Greico
                                    Senior Vice President and
                                    Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  ------------

20.1         Press Release of Quarterdeck Corporation dated April 3, 1997.